Income Taxes (Details 2) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Accrued interest payable	$ 21,839	$ 23,089
Accruals	32,546	34,409
Provision for loan losses	19,372
Total	73,757	57,498
Less: Valuation allowance	(73,757)	(57,498)
Net total deferred tax assets, net
Deferred tax liabilities:
Accrued interest receivable	34,516	36,232
Accrued interest payable	44,716	47,275
Net total deferred liabilities	$ 79,232	$ 83,507